UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

7 Bryant Park,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

7 Bryant Park,

New York, NY 10018

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

On behalf of the Board of Directors, I am pleased to report that The Swiss Helvetia Fund, Inc. (the “Fund”) finished 2017 with strong total investment performance, recording gains during the year in both Net Asset Value per share (NAV) and the Fund’s per share trading price on the New York Stock Exchange of 22.17% and 26.26%, respectively (see Management Discussion and Analysis). The Fund remains committed to a research driven investment strategy seeking long-term capital appreciation through active management of equity securities of Swiss companies. The portfolio emphasizes mid and small cap companies, providing investors with an efficient way to achieve exposure to sectors of the Swiss market that have historically outperformed the large cap components of the Swiss indexes and are underrepresented in passive investment vehicles, such as open-end funds and exchange-traded funds.

We are also proud of two important accomplishments during the year in the area of corporate governance. In June, stockholders approved the Board’s recommendation to declassify the Board’s structure. As a result, beginning in 2020, the full Board will stand for election by stockholders annually. More recently, the Board approved an amendment and restatement of the Fund’s By-Laws to ensure the By-Laws reflect current best practices for closed-end funds. Together these actions serve to protect further the interests of stockholders and distinguish the Fund as a corporate governance leader in the closed-end fund industry.

Recapping other highlights from 2017, in April the Fund successfully completed a tender offer for 10% of its shares at a price of 98% of NAV. This enabled the Fund to return to participating stockholders a portion of the long-term appreciation achieved on the portfolio, resulted in accretion in NAV of three cents per share, and provided stockholders seeking liquidity a window of opportunity to adjust their portfolio holdings. In December, the Board authorized the Fund to file an application for exemptive relief with the Securities and Exchange Commission (“SEC”) that is necessary to implement a managed distribution plan. The purpose of such a plan is to enable the payment of long term capital gains more frequently than once per year, thereby making it more likely that stockholders receive consistent, stable level distributions on a regular basis at a rate established by the Board. There can be no assurance that the SEC will grant the relief sought by the Fund or that the Board will implement such a plan.

Your Board looks forward to working together in the years ahead as we seek to enhance value for all stockholders.

Sincerely,

Brian A. Berris,

Chairman

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2017)

For the twelve-month period ended December 31, 2017, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased 22.17% in US dollars (“USD”). For the same period, the Fund’s share price performance increased 26.26% in USD, as the discount at which the Fund traded its shares narrowed. This compares with an increase of 25.29% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

The global macroeconomic environment remained positive throughout 2017. According to the International Monetary Fund (“IMF”), after the data has been finalized, 2017 is expected to have the broadest synchronized global growth upsurge since 2010. In the US, The US Federal Reserve (the “Fed”) increased interest rates three times during the year, underlining the health of the US economy. In the Eurozone, the economic uptrend accelerated as the year advanced. Despite subdued inflationary pressure in Europe, the European Central Bank (“ECB”) communicated plans to slowly unwind quantitative easing. After a slow beginning into the year in Switzerland, the economy started to see increasing growth rates into the second half of 2017, supported by renewed global activities and the depreciation of the Swiss franc.

Market environment during the period under review

Equity markets in the US, Europe and Switzerland experienced a positive year, both in local currency and USD terms. The SPI outperformed global and US equities, as measured in USD, while underperforming European equities. Small- and mid-cap stocks outperformed large caps in Switzerland (35.5% compared to 23.2%) in 2017.

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2017. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of December 31, 2017. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of 22.17% to the Index’s return of 25.29% in USD, there was a positive relative performance impact from some of the Fund’s larger overweight positions, such as Belimo, Logitech, Sunrise and Tecan.

Furthermore, being underweight in Swiss Re, LafargeHolcim and Zurich Insurance had a positive impact on relative performance. However, negative contributions to relative performance came from overweight positions such as Implenia, Kuros, Airopack and VZ Holding. With Sika, ams (formerly

THE SWISS HELVETIA FUND, INC.

Austriamicrosystems), Partners Group and Temenos, the Fund had negative contributions to relative performance from stocks not held by the Fund due to valuation concerns. In addition, underweights in Lonza and Credit Suisse contributed negatively to relative performance. The underperformance of the Fund’s NAV compared to the Index is to a large extent due to stocks either not held or underweight. In other words, it is not overweights that went materially wrong, but rather that the Fund did not have enough exposure to stocks that beat the already high Index performance.

The Fund’s private equity positions as a whole experienced a minor positive re-valuation, primarily due to slight valuation increases for Aravis and Spineart.

Portfolio changes

In total, there were 12 purchases and 21 sales of listed equities on a net basis during 2017. The bias towards more sales than purchases is due to the tender offer, which expired in April. As of December 31, 2017, there are 38 listed companies held by the Fund and six direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

Aryzta AG

Autoneum Holding AG

Baloise Holding AG

BKW AG

Galenica AG

Landis+Gyr Group AG

Zur Rose Group AG

Additions to Existing Investments

Cie Financiere Richemont SA

Forbo Holding AG

Kuros Biosciences AG

Sonova Holding AG

Swatch Group AG

Positions Entirely Disposed of by the Fund

Actelion, Ltd.

Basilea Pharmaceutica AG

Bucher Industries AG

Dufry AG

OC Oerlikon Corp. AG

Swiss Re AG

Syngenta AG

Reductions in Existing Investments

Belimo Holding AG

Burckhardt Compression Holding AG

Cembra Money Bank AG

Chocoladefabriken Lindt & Spruengli AG

Credit Suisse Group AG

GAM Holding AG

Implenia AG

Julius Baer Group Ltd.

Logitech International SA

Lonza Group AG

Nestlé SA

Sunrise Communications Group AG

Tecan Group AG

UBS Group AG

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in BKW, Autoneum, Aryzta and Baloise. In addition, the Fund participated in the initial public offerings (“IPOs”) of Galenica, Landis+Gyr and Zur Rose.

BKW primarily operates in the regulated part of the electricity market, and therefore we believe that it should enjoy a stable price environment. Additionally, BKW has diversified into services related to installation and smart grids. As a consequence, we expect BKW to offer a more predictable stream of profits compared to more volatile electricity producers, a benefit that we think has not been priced into the shares.

Aryzta produces and retails specialty bakery products. We bought a new position in Aryzta following an announcement that the company’s executive management would be stepping down. It was also announced that the company will review its holding in Piccard and that Aryzta will start focusing on cash flows. We welcomed these changes by the new chairman; in our opinion, Aryzta is an attractive asset that could perform better under new management.

Autoneum is an automotive supplier that is attractively valued and expected to grow its profits. We believe management will be able to sustainably increase margins by continuous cost improvements.

Baloise is a medium sized insurance company. While the Swiss core business is highly profitable, we believe that the company’s German operations offer potential for improvement, which is being addressed with several initiatives. We also believe that the company’s solvency ratios are very solid, which should allow for a sustainable and progressive dividend policy as well as share buy-backs.

Landis+Gyr is one of the world’s leaders in smart meter solutions for utilities, with a strong franchise and high margins in the US. In addition, we expect Landis+Gyr will be able to increase its margins in Europe.

Zur Rose is a leading online pharmacy, which we believe is well positioned for structural growth due to its potential to reduce healthcare costs.

Galenica is a drug wholesale and retail company focused on Switzerland. We feel the company benefits from a leading position in its market, a strong balance sheet and resilient profit margins, which should allow for a sustainable, attractive dividend.

Actelion and Syngenta were taken over during the first half of 2017. Prior to these mergers, the Fund sold its positions in these securities to fund a significant part of the liquidity required for the Fund’s April 2017 tender offer.

We sold our positions in Dufry, Swiss Re, OC Oerlikon and Bucher Industries. The latter two positions were sold after strong share price performances. We sold Dufry

THE SWISS HELVETIA FUND, INC.

after the release of its half-year figures and its announcement to conduct an IPO in the US for part of its operations. In our opinion, this offering was not in line with the company’s previously announced strategy.

Prior to Hurricane Irma making landfall, we decided to reduce our position in Swiss Re.

In addition, we increased or reduced several of the Fund’s other existing positions based on performance and/or changes to our investment case.

Outlook and Investment View

As we start the calendar year 2018, there are several reasons to remain optimistic about the economic and equity market development, despite the sharp emergence of volatility which began early February 2018. As for whether or not this is a signal as to the global market potentially cooling off, we believe, as do many, that it is probably too early to make that call; while the American Association of Individual Investors’ sentiment indices clearly stands above the norm, it is not yet at extreme levels. This, together with positive economic data readings, could provide for a self-reinforcing trend — at least during the first few months of the year — as rising markets, positive economic data and strong corporate results lead to more buying and more bullishness.

We upgraded our global growth forecast for 2018 to 3.3% from a previous estimate of 3.0%. This marks a modest acceleration from 2017 — which had also been upgraded from 3% to 3.2% — and if correct would make 2018 the strongest year for global growth since 2011, when the world economy bounced back from the global financial crisis. Advanced and emerging economies contributed to the global growth upgrade for 2018. We increased our US forecast for 2018 from 2% to 2.5% and our Eurozone projections from 2% to 2.3%. The US upgrade is driven by looser fiscal policy as a result of tax cuts. Japan is forecasted at 1.8% (previously 1.5%) and in the emerging world we raise our growth forecast to 4.9% (previously 4.8%). This incorporates a slightly stronger figure for China in 2018 at 6.4%.

The outlook for economic growth has improved as well. While the Swiss economic growth as measured by gross domestic product (“GDP”) in 2017 has slowed to only about 1%, the Swiss State Secretariat for Economic Affairs (“SECO”) increased its growth outlook for 2018 from 2.0% to 2.3%. The upgrade is supported by an acceleration of exports due to strong global growth as well as by a weaker Swiss franc. For 2018, the SECO expects the seasonally-adjusted unemployment rate in Switzerland to decrease to 2.9%.

The trade weighted value of the Swiss franc is again close to levels seen before

THE SWISS HELVETIA FUND, INC.

the Swiss National Bank lifted the euro/franc floor in January 2015. The prospect of another year of robust growth in a quite mature economic cycle raises the question as to whether inflation will rise and force tighter monetary policy. So far the acceleration in activity has not triggered higher inflation, but the question is whether the Goldilocks combination of strong growth and low inflation can persist in 2018.

We forecast headline inflation at 2.3% in 2018 (revised up from 2.2%), which is an outcome reinforced by higher oil and commodity prices and reflected in the recent pick-up in producer price inflation around the world.

Economic acceleration and gradual reduction of central bank stimulus should be double positive for corporate earnings globally, especially in Europe and Switzerland. Earnings estimates have already been raised in the course of 2017. This is a rather seldom seen pattern, as analysts’ estimations tend to be too optimistic at the beginning of a year and then later need to be adjusted downwards. The outlook for Swiss companies that are exposed to exports has improved considerably. From the stock listed Swiss universe, a broad majority of companies is globally exposed and will benefit from the positive economic environment as well as from the weaker Swiss franc.

So, where are the risks? We see three possible sources for disruption. First, central banks might unsettle markets. This risk is higher than normal, as there is imminent leadership change at the Fed, the Bank of England and the Bank of Japan. At the ECB, five of seven top decision makers will step down before the end of 2019, including the president, Mario Draghi. Second, as previously described, markets might become exuberant and are arguably due for a more prolonged correction than what we have seen in the past six years. Third, valuations are so high that there is little room for disappointing earnings.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 98.07%

Automobiles & Components — 0.76%

9,430	Autoneum Holding AG	$2,716,750	0.76%

Supplies automotive components. The company offers solutions for noise reduction and heat management to increase vehicle comfort, supplies its products to major automotive original equipment manufacturers worldwide.

(Cost $2,405,452)

		2,716,750	0.76%

Banks — 10.90%

70,100	Cembra Money Bank AG1	6,535,234	1.83%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,209,722)

451,317	Credit Suisse Group AG1	8,058,405	2.26%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,489,158)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

75,700	Julius Baer Group Ltd.[1]	$4,629,779	1.30%

Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.

(Cost $3,314,420)

871,000	UBS Group AG1	16,034,623	4.49%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $12,491,513)

33,749	Valiant Holding AG	3,650,225	1.02%

Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management.

(Cost $3,430,305)

		38,908,266	10.90%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — 1.80%

116,450	Kuros Biosciences AG1	$1,422,017	0.40%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,156,053)

5,000	Lonza Group AG1	1,350,949	0.38%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $325,198)

6,191	NovImmune SA1,2,3	3,659,328	1.02%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)

		6,432,294	1.80%

Construction & Materials — 5.45%

2,500	Belimo Holding AG	10,944,074	3.07%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $4,786,540)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

2,319	Forbo Holding AG	$3,581,421	1.00%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,774,732)

73,000	Implenia AG	4,936,583	1.38%

Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.

(Cost $4,024,801)

		19,462,078	5.45%

Electric Utilities — 0.39%

23,170	BKW AG	1,377,836	0.39%

Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.

(Cost $1,379,006)

		1,377,836	0.39%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Financial Services — 2.74%

219,254	GAM Holding AG1	$3,543,613	0.99%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)

18,400	VZ Holding AG	6,240,328	1.75%

Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.

(Cost $3,583,348)

		9,783,941	2.74%

Food & Beverage — 19.69%

182,000	Aryzta AG1	7,218,368	2.02%

Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.

(Cost $5,900,084)

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverage — (continued)

175	Chocoladefabriken Lindt & Spruengli AG	$12,657,645	3.55%
	Major manufacturer of premium Swiss chocolates. (Cost $2,269,766)

586,000	Nestlé SA	50,391,791	14.12%
	One of the world’s largest food and beverage processing companies. (Cost $13,364,868)

		70,267,804	19.69%

Industrial Goods & Services — 6.59%

32,200	Adecco Group AG	2,463,325	0.69%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

14,400	Burckhardt Compression Holding AG	4,669,471	1.31%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $3,619,884)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

54,006	DKSH Holding AG	$4,724,486	1.32%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

45,000	Feintool International Holding AG1	5,448,948	1.53%

Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.

(Cost $4,049,292)

36,230	Landis+Gyr Group AG1	2,885,016	0.81%

The company, through its subsidiaries, manufactures energy management solutions, offers single and polyphase, commercial, and industrial meters. The company serves its customers worldwide.

(Cost $2,957,946)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

28,500	SFS Group AG1	$3,310,621	0.93%

Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.

(Cost $1,849,976)

		23,501,867	6.59%

Insurance — 4.96%

38,100	Baloise Holding AG	5,931,011	1.66%

Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.

(Cost $5,727,756)

5,500	Helvetia Holding AG	3,095,690	0.87%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

24,500	Swiss Life Holding AG1	8,673,679	2.43%
	Provides life insurance and institutional investment management. (Cost $5,607,319)

		17,700,380	4.96%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Machinery — 1.18%

28,293	VAT Group AG1	$4,192,416	1.18%

Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.

(Cost $1,348,639)

		4,192,416	1.18%

Medical Equipment — 5.11%

59,600	Sonova Holding AG	9,308,486	2.61%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $9,197,509)

3,731	Spineart SA1,2,3	1,281,711	0.36%

Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.

(Cost $2,623,328)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

36,800	Tecan Group AG	$7,654,551	2.14%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,374,433)

		18,244,748	5.11%

Personal & Household Goods — 6.98%

175,600	Cie Financiere Richemont SA	15,911,216	4.46%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $12,327,027)

117,500	Swatch Group AG	8,982,812	2.52%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $10,114,585)

		24,894,028	6.98%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Pharmaceuticals — 24.98%

580,000	Novartis AG	$49,042,586	13.74%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

158,500	Roche Holding AG	40,092,611	11.24%

Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.

(Cost $10,459,225)

		89,135,197	24.98%

Retail — 1.16%

73,307	Galenica AG1	3,765,024	1.06%
	Retails pharmaceutical products. The company offers health, beauty, and related products and services. It serves customers in Switzerland. (Cost $3,142,963)

No. of Shares	Security	Fair Value	Percent of Net Assets

Retail — (continued)

2,756	Zur Rose Group AG1	$370,483	0.10%

Retails pharmaceutical products. The company offers allergy relief, tranquilizers and sleeping, facial, skin, hair, cardiovascular, stomach, dental, hygiene, pain, and injury medicines as well as insecticides and animal care products.

(Cost $399,420)

		4,135,507	1.16%

Technology — 3.03%

170,000	Airopack Technology Group AG1	1,700,872	0.48%

Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.

(Cost $1,796,441)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Technology — (continued)

270,000	Logitech International SA	$9,115,444	2.55%

Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.

(Cost $3,532,410)

		10,816,316	3.03%

Telecommunications — 2.35%

92,000	Sunrise Communications Group AG1	8,402,257	2.35%

Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.

(Cost $6,428,384)

		8,402,257	2.35%

	Total Common Stock (Cost $187,794,946)	349,971,685	98.07%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stock — 0.10%

Biotechnology — 0.02%

8,400	Ixodes AG, Series B1,2,3,4	$68,268	0.02%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

		68,268	0.02%

Industrial Goods & Services — 0.06%

500,863	SelFrag AG Class A1,2,3	190,169	0.06%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		190,169	0.06%

Medical Equipment — 0.02%

83,611	EyeSense AG, Series A Preferred[1,2,3]	70,355	0.02%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		70,355	0.02%

	Total Preferred Stock (Cost $7,191,388)	328,792	0.10%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

No. of Shares	Security	Fair Value	Percent of Net Assets
Limited Partnership — 0.45%

Biotechnology — 0.45%

	Aravis Biotech II, Limited Partnership[1,2,3,4] (Cost $2,749,044)	$1,591,513	0.45%

	Total Investments* (Cost $197,735,378)	351,891,990	98.62%

	Other Assets Less Liabilities	4,940,154	1.38%

	Net Assets	$356,832,144	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (continued)	December 31, 2017

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $6,861,344 or 1.92% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 26, 2017	$2,749,044
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,177,176

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/16	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 12/31/17
Aravis Biotech II, Limited Partnership	$966,400	$60,266	$—	$—	$564,847	$—	$1,591,513
Ixodes AG – Preferred Shares B	137,114	—	—	—	(68,846)	—	68,268

	$1,103,514	$60,266	$—	$—	$496,001	$—	$1,659,781

*	Cost for Federal income tax purposes is $197,194,567 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$165,549,419
Gross Unrealized Depreciation	(10,851,996)

Net Unrealized Appreciation (Depreciation)	$154,697,423

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (concluded)	December 31, 2017

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2017
Pharmaceuticals	24.98%
Food & Beverage	19.69%
Banks	10.90%
Personal & Household Goods	6.98%
Industrial Goods & Services	6.65%
Construction & Materials	5.45%
Medical Equipment	5.13%
Insurance	4.96%
Technology	3.03%
Financial Services	2.74%
Telecommunications	2.35%
Biotechnology	2.27%
Machinery	1.18%
Retail	1.16%
Automobiles & Components	0.76%
Electric Utilities	0.39%
Other Assets Less Liabilities	1.38%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2017
Nestlé SA	14.12%
Novartis AG	13.74%
Roche Holding AG	11.24%
UBS Group AG	4.49%
Cie Financiere Richemont SA	4.46%
Chocoladefabriken Lindt & Spruengli AG	3.55%
Belimo Holding AG	3.07%
Sonova Holding AG	2.61%
Logitech International SA	2.55%
Swatch Group AG	2.52%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $192,734,192)	$350,232,209
Investments in affiliated issuers, at value (cost $5,001,186)	1,659,781

Total Investments, at value (cost $197,735,378)	351,891,990

Cash	306,054
Foreign currency (cost $1,229,505)	1,267,101
Tax reclaims receivable	3,838,064
Prepaid expenses	22,925

Total assets	357,326,134

Liabilities:
Advisory fees payable	200,593
Audit fees payable	58,000
Legal fees payable	92,918
Shareholder reporting fees payable	39,523
Directors’ fees payable	11,656
Other fees and expenses payable	91,300

Total liabilities	493,990

Net assets	$356,832,144

Composition of Net Assets:
Paid-in capital	202,635,483
Accumulated undistributed net investment income	81,482
Accumulated net realized loss from investments and foreign currency transactions	(99,237)
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	154,214,416

Net assets	$356,832,144

Net Asset Value Per Share:
($356,832,144 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized)	$14.10

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2017

Investment Income:
Dividends (less of foreign tax withheld of $1,085,476)	$8,316,895

Total income	8,316,895

Expenses:
Investment advisory fees (Note 2)	2,354,992
Administration fees (Note 3)	115,028
Directors’ fees and expenses	441,394
Legal fees (Note 3)	1,330,698
Audit fees (Note 3)	28,605
Printing and shareholder reports	173,064
Insurance fees	105,283
Delaware franchise tax fees	90,000
Transfer agency fees (Note 3)	73,954
Custody fees (Note 3)	44,043
Miscellaneous expenses	139,384

Total expenses	4,896,445

Net investment Income	3,420,450

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	12,921,298
Foreign currency transactions	84,230

Total net realized gain (loss) from unaffiliated issuers and foreign currency transactions	13,005,528

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	51,376,716
Investments in affiliated issuers	496,001
Foreign currency and foreign currency translations	105,517

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	51,978,234

Net Realized and Unrealized Gain on Investments and Foreign Currency	64,983,762

Net Increase in Net Assets from Operations	$68,404,212

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,420,450	$4,177,390
Total net realized gain (loss) from unaffiliated issuers and foreign currency transactions	13,005,528	(12,470,850)
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	51,978,234	(179,478)

Net increase (decrease) in net assets from operations	68,404,212	(8,472,938)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(3,290,803)	(3,376,491)
Net realized capital gain	—	(5,784,833)

Total distributions to stockholders	(3,290,803)	(9,161,324)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	4,890,343
Value of shares repurchased through stock repurchase program (Note 6)	—	(3,526,346)
Value of shares repurchased through tender offer (Note 7)	(36,142,591)	—

Total increase (decrease) from capital share transactions	(36,142,591)	1,363,997

Total increase (decrease) in net assets	28,970,818	(16,270,265)

Net Assets:
Beginning of year	327,861,326	344,131,591

End of year (including accumulated net investment income of $81,482 and $333,664, respectively)	$356,832,144	$327,861,326

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at the beginning of the period	$11.66	$12.30	$12.78	$15.46	$12.99

Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.11	0.08	0.08
Net realized and unrealized gain (loss) on investments[2]	2.41	(0.45)	0.12	(0.40)	3.45

Total from investment activities	2.54	(0.30)	0.23	(0.32)	3.53

Gain from capital share repurchases	—	0.02	—	—	0.03
Gain from tender offer	0.03	—	—	0.05	—
Capital change resulting from the issuance of fund shares	—	(0.03)	—	(0.03)	—

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	(0.13)	(0.12)	(0.03)	(0.04)	(0.07)
Distributions from net realized capital gains	—	(0.21)	(0.68)	(2.34)	(1.02)

Total distributions	(0.13)	(0.33)	(0.71)	(2.38)	(1.09)

Net asset value at end of period	$14.10	$11.66	$12.30 [3]	$12.78 [4]	$15.46 [5]

Market value per share at the end of period	$12.76	$10.21	$10.56	$11.14	$13.95

Total Investment Return:[6]
Based on market value per share	26.26%	(0.24)%	1.41%	(3.66)%	33.10%
Based on net asset value per share	22.17%	(2.19)%	2.96%[3]	(0.27)%[4]	28.18%[5]
Ratios to Average Net Assets:
Net expenses	1.40%	1.19%	1.15%	1.41%	1.30%
Gross expenses	1.40%	1.19%	1.15%	1.41%	1.30%
Net investment income	0.98%	1.26%	0.81%	0.52%	0.57%
Supplemental Data:
Net assets at end of period (000’s)	$356,832	$327,861	$344,132	$340,457	$471,888
Average net assets during the period (000’s)	$350,487	$331,874	$368,969	$426,661	$456,196
Portfolio turnover rate	9%	19%	23%	48%	45%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $6,861,344, or 1.92% of the Fund’s net assets at December 31, 2017, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities
Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$345,030,646	$—	$4,941,039	$—	$349,971,685
Preferred Stock	—	—	328,792	—	328,792
Limited Partnership	—	—	—	1,591,513	1,591,513

Total Investments in Securities	$345,030,646	$—	$5,269,831	$1,591,513	$351,891,990

*	Please see the Schedule of Investments for industry classifications.
**	As of December 31, 2017 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at December 31, 2017	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$3,659,328	Discounted cash flow	Discount rate	14%
Ixodes AG—Preferred Shares	68,268	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG—Preferred Shares	190,169	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	70,355	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,281,711	Market approach	Recent round of financing	N/A
Total	$5,269,831

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$5,084,428	$416,479	$5,500,907
Change in Unrealized Appreciation/Depreciation (a)	(143,389)	(87,687)	(231,076)
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of December 31, 2017	$4,941,039	$328,792	$5,269,831

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2017.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

As of December 31, 2017, the Fund’s assets include a tax reclaims receivable totaling $3,838,064, which is attributable to tax amounts reclaimable from the Swiss Federal Tax Administration for calendar years 2015, 2016 and 2017 in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

$100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

For the year ended December 31, 2017, the Fund paid each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,088 annually in compensation, except for the Chairman of the Board to whom the Fund paid an annual fee of $56,158 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund paid an annual fee of $48,150. In addition, the Fund paid each Non-Interested Director $1,300 for each Board meeting attended and paid each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Effective October 1, 2015, JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly. Prior to October 1, 2015, Citi Fund Services Ohio, Inc. provided custodian, administration and portfolio accounting services to the Fund.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year. Due to work associated with the tender offer, the litigation described in Note 9, and the proxy contest during the period, the Fund incurred additional fees which are not expected to be recurring expenses.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	496,552	$4,890,343
Repurchased through Stock Repurchase Program (Note 6)	—	—	(348,885)	(3,526,346)
Repurchased from Tender Offer (Note 7)	(2,812,653)	(36,142,591)	—	—

Net Increase/(Decrease)	(2,812,653)	$(36,142,591)	147,667	$1,363,997

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2017, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions, partnerships and dividend re-designations.

The following reclassification was the result of currency reclassifications, partnerships and dividend re-designations and has no impact on net assets of the Fund.

Accumulated Net Investment Income	$(381,829)
Accumulated Net Realized Gain	381,829

The tax character of distributions paid during 2017 and 2016 were as follows:

	2017	2016
Ordinary Income	$3,290,803	$3,957,518
Long-Term Capital Gains	—	5,203,806

Total	$3,290,803	$9,161,324

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had deferred post-October capital and currency losses and other late-year deferrals totaling $154,368, which will be treated as arising on the first business day following the fiscal year ended December 31, 2017.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2017, the Fund had non expiring short term capital loss carryovers totaling $615,819.

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$211,621
Capital Loss Carry Forward	(615,819)
Current Late-Year Loss Deferral and Post October Losses	(154,368)
Unrealized Appreciation	154,755,227

Total	$154,196,661

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, year ended December 31, 2017 were $30,986,036 and $59,549,077, respectively.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The following summarizes all distributions declared by the Fund during the year ended December 31, 2017:

	Record Date	Payable Date	Amount
Ordinary Income	07/14/2017	07/21/2017	$0.010

Ordinary Income	12/15/2017	12/22/2017	$0.120

Total Distributions			$0.130

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 4, 2017, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2018. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2017.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On March 22, 2017, the Fund announced a one-time cash self-tender offer (the “Offer”), which was approved by the Board. The Fund commenced the Offer on March 28, 2017 for up to 2,812,653 of its issued and outstanding shares of common stock, which represented approximately 10% of the Fund’s issued and outstanding shares as of the commencement of the Offer, at a price per share equal to 98% of the Fund’s NAV determined as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) on the business day immediately following the day the Offer expired. The Offer expired at 5:00 p.m., New York time, on April 24, 2017.

Approximately 17,795,965 shares of common stock, or approximately 63% of the Fund’s outstanding shares as of the commencement of the Offer, were properly tendered. The Fund accepted 2,812,653 shares, or approximately 15.8% of the shares tendered, on a prorated basis, for cash payment of $12.85 per share, which represented 98% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 25, 2017.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 8—Capital Commitments

As of December 31, 2017, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,335,044	$83,043

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 80,925 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of December 31, 2017 was used for conversion and equaled 0.9745 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Litigation

On April 19, 2017, Full Value Partners, L.P., an affiliate of Bulldog Investors, LLC, filed a putative class action lawsuit in the Court of Chancery for the State of Delaware against the Fund and its then-current Directors (Full Value Partners, L.P. v. The Swiss Helvetia Fund, Inc., et al., C.A. No. 2017- 0303-AGB). On April 20, 2017, plaintiff filed an amended complaint and an amended motion for expedited proceedings, which, following oral argument, the Court denied in full on May 2, 2017. Defendants filed a motion to dismiss plaintiff’s amended complaint on July 20, 2017, and, on September 15, 2017, the Court granted plaintiff’s unopposed motion to dismiss the action as moot. On November 1, 2017, plaintiff filed a motion for an award of attorneys’ fees and expenses. Following additional briefing by the parties regarding plaintiff’s motion for attorneys’ fees and expenses, oral argument was scheduled by the Court for March 13, 2018.

Note 10—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2017.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). With respect to the financial highlights for each of the two years in the period then ended December 31, 2015 were audited by other auditors whose report dated February 26, 2016, expressed an unqualified opinion on those financial statements and financial highlights. The financial highlights for the period ended December 31, 2013 were audited by other auditors whose report dated February 28, 2014, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and other issuers. We believe

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm (concluded)

that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 21, 2018

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended December 31 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Tax Information for the Year Ended December 31, 2017 (Unaudited)

Distributions

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2017, were $0.13 and $0.04 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Amendment to Sub-Advisory Agreement (Unaudited)

At an in-person meeting held on September 19, 2017, all of the members of the Fund’s Board of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Non-Interested Directors”), constituting a majority of the Fund’s Board of Directors, voted to approve an amendment to the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) with respect to the Fund. In approving the amendment to the Sub-Advisory Agreement, the Non-Interested Directors considered all factors that they considered relevant, including the specific factors described below. The Non-Interested Directors did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors.

The Directors noted that management was proposing that the sub-advisory fee paid by SIMNA to SIMNA Ltd. under the Sub-Advisory Agreement be revised from 49.5% to 58.5% of the advisory fee paid by the Fund to SIMNA under the Advisory Agreement between SIMNA and the Fund (the “Advisory Agreement”). The Board received a memorandum from SIMNA discussing the rationale for the proposed fee amendment. Management discussed with the Directors the internal transfer pricing policy of Schroders plc and its affiliates (“Schroders”), that among other things, outlines recommended advisory fee sharing rates among SIMNA and its affiliates. Management advised the Directors that Schroders periodically reviews this policy with the assistance of an independent party, and had recently updated cost and fee allocations across the various companies within the

Schroders organization, including SIMNA and SIMNA Ltd. The Directors noted that management was seeking approval of the amendment to the Sub-Advisory Agreement to bring the fee allocation between SIMNA and SIMNA Ltd. under the Sub-Advisory Agreement in line with the updated internal transfer pricing policy that applies to all of their sub-advisory relationships. It was noted that no other changes to the Sub-Advisory Agreement were proposed.

In considering the proposed fee amendment to the Sub-Advisory Agreement, the Directors noted that the advisory fee payable by the Fund to SIMNA under the Advisory Agreement would not change and only the allocation of that fee between SIMNA and SIMNA Ltd. would change. The Directors also considered SIMNA and SIMNA Ltd.’s representation that the proposed fee reallocation would not reduce or otherwise change the nature and quality of services provided to the Fund by SIMNA and SIMNA Ltd. under the Advisory Agreement and Sub-Advisory Agreement, respectively. The Directors agreed that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund as well as with the performance of SIMNA and SIMNA Ltd. They further agreed, based on Schroders’ updated internal transfer pricing policy and the relative responsibilities, costs and risks borne by SIMNA and SIMNA Ltd., respectively, that the proposed fee reallocation was not unreasonable.

In light of the limited scope and purpose of the proposed amendment to the Sub-Advisory Agreement, the profitability of SIMNA Ltd. and the potential for realization of economies of scale as the Fund’s assets grow was not a meaningful factor in the Directors’ deliberations. The Directors also did not rely

THE SWISS HELVETIA FUND, INC.

Information Regarding Approval of Amendment to Sub-Advisory Agreement (Unaudited) (concluded)

upon comparisons of the services rendered under the Sub-Advisory Agreement or the amount to be paid under the Sub-Advisory Agreement with those under other investment advisory contracts between other investment advisers with other registered funds. It was noted that both the Sub-Advisory Agreement and the Advisory Agreement would be considered by the Fund’s Board of Directors in March 2018 in accordance with the terms of those agreements.

Based on the evaluation of these factors, the Board of Directors, including the Non-Interested Directors with the assistance of independent legal counsel, unanimously voted to approve the amendment to the Sub-Advisory Agreement.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2017. Information is presented separately with respect to the Directors who have been determined to be non-interested Directors and the Director who is deemed an interested Director under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms Will Expire in 2019)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Joseph S. Calhoun, III Age: 62	Director (2016); Member (2016) and Chair (2017) of the Governance/ Nominating Committee; and Member of the Audit Committee (2016)	Chief Financial Officer and Treasurer, Brown University; Treasurer, Carnegie Mellon University from 2009 to 2017; Senior Vice President and Treasurer, The New York Life Insurance Company from 1992 to 2007	Director of the Schroder Mutual Funds (17 portfolios) from 2010 to 2017	550 $1-$10,000
Moritz A. Sell Age: 50	Director (2017); Member and Chair of the Audit Committee (2017); and Member of the Governance/ Nominating Committee (2017)	Principal, Edison Holdings GmbH; Senior Advisor, Markston International LLC; Director, Market Strategist and Head of Proprietary Trading (London Branch), Landesbank Berlin AG and Landesbank Berlin Holding AG (formerly, Bankgesellschaft Berlin AG) from 1996 to 2013	Director of Aberdeen Australia Equity Fund since 2004; Director of Aberdeen Greater China Fund since 2012; Director and Chairman of Aberdeen Singapore Fund since 2011	1,514 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class III Non-Interested Directors (Terms Will Expire in 2018)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Brian A. Berris Age: 73	Director (2012) and Chairman of the Board of Directors (2015); and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co. from 2010 to 2016; Member of the Pension Investment Committee of Brown Brothers Harriman & Co. from 2012 to 2016; Director and Member of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited from 2007 to 2015	None	10,000 Over $100,000
Jean E. Hoysradt Age: 67	Director (2017); Member and Chair of the Pricing Committee (2017); and Member of the Governance/ Nominating Committee and the Audit Committee (2017)	Chief Investment Officer, Mousse Partners Limited from 2001 to 2015; Senior Vice President and Head of Investment and Treasury Departments, New York Life Insurance from 1991 to 2000	Director (since 2006) and Chair of the Audit Committee (since 2015) of Duke University Management Company (DUMAC); Director of W. P. Carey Inc. since 2014	3,100 $10,001-$50,000
Class II Interested Director (Term Will Expire in 2020)
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held By Director During At Least The Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[2]
Andrew Dakos[3] Age: 51	Director (2017)	Member, Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds; Principal of the managing general partner of Bulldog Investors General Partnership	President and Director of Special Opportunities Fund, Inc.; Trustee, Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.); Director, Brookfield DTLA Fund Office Trust Investor Inc.; Director, Emergent Capital, Inc. from 2012 to 2017; Director, The Mexico Equity and Income Fund, Inc. from 2001 to 2015; Director, Brantley Capital Corporation intermittently from 2005 to 2013	1,277,874 Over $100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Officer of the Fund. All information presented in the table is as of December 31, 2017.

Officers[4]
Name, Address & Age[1]	Position(s) with Fund (Since)	Principal Occupation(s) During At Least The Past Five Years
Mark A. Hemenetz Age: 61	President and Principal Executive Officer (2014)	Chief Operating Officer—Americas, Schroder Investment Management North America Inc. (“SIMNA”); Member of Board of Managers, Schroder Fund Advisors LLC (“SFA”); President and Principal Executive Officer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2004 to 2017
David J. Marshall Age: 46	Treasurer and Principal Financial Officer (2017); Assistant Treasurer (2014 to 2017)	Head of Fund Administration, SIMNA; Assistant Treasurer of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2014 to 2017
Shanak Patnaik Age: 50	Chief Compliance Officer (2016)	Chief Compliance Officer, SFA; Senior Compliance Manager, SIMNA; Independent consultant from January 2012 to April 2012
Reid B. Adams Age: 40	Chief Legal Officer and Secretary (2017)	Associate General Counsel, SIMNA since 2013; formerly, Associate, Ropes & Gray LLP; Assistant Secretary of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2014 to 2017
Carin F. Muhlbaum Age: 55	Vice President (2014)	General Counsel, SIMNA; Secretary and General Counsel, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 1998 to 2017; formerly, Member of Board of Managers, SFA
William P. Sauer Age: 54	Vice President (2014)	Head of Investor Services, SIMNA; Member of Board of Managers, SFA; Vice President of Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Delaware) from 2008 to 2017
Steven P. Zink Age: 38	Assistant Treasurer (2017)	Fund Administration, SIMNA since 2014; Fund Administration US Bancorp Fund Services from 2007-2014
Angel Lanier Age: 55	Assistant Secretary (2015)	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC
[1]	The Address for each Director and Officer, unless otherwise noted, is c/o Schroder Investment Management North America Inc., 7 Bryant Park, New York, New York 10018.
[2]

All non-interested Directors and all Officers as a group (12 persons) beneficially owned 15,164 shares, which constitutes less than 1.00% of the outstanding shares of Common Stock of the Fund. Mr. Dakos, who is deemed an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund as a result of his controlling relationship with Bulldog Investors, LLC, which directly or indirectly owns, controls or holds with power to vote more than five percent of the Fund’s outstanding

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited) (concluded)

shares of Common Stock, is deemed to beneficially own 1,277,874 shares, which constitutes approximately 5.05% of the outstanding shares of Common Stock of the Fund, as a result of his pecuniary interest therein. Share numbers in this Annual Report have been rounded to the nearest whole share.
[3]	Mr. Dakos’ address is c/o Bulldog Investors, LLC, 250 Pehle Avenue, Suite 708, Saddle Brook, New Jersey 07663.
[4]	Each Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Jay S. Calhoun[1,4]

Director

Andrew Dakos

Director

Jean E. Hoysradt[1,2]

Director

Moritz Sell[3]

Director

Mark A. Hemenetz

President

Principal Executive

Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial

Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Member [2] Pricing Committee Chair [3] Audit Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Proskauer Rose LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $577.3 billion in assets under management as of September 30, 2017.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

Annual Report

For the year ended

December 31, 2017

SWZ QR 12-31-17

Item 2.	Code Of Ethics.

(a)	As of the end of the period, December 31, 2017, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Moritz Sell and Joseph S. Calhoun, III and Ms. Jean E. Hoysradt, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Sell and Calhoun and Ms. Hoysradt is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2016 and $50,000 in 2017.

(b)	Audit-Related Fees: The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $0 in 2016 and $0 in 2017. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)	Tax Fees: The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2016 and $5,500 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)	All Other Fees: The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item, but did receive reimbursement of out of pocket expenses of $0 in 2016 and $0 in 2017.

(e)(1)	The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None

(g)	The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $5,500 in 2016 and $5,500 in 2017. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h)	The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Moritz Sell, Chair

Joseph S. Calhoun, III

Jean E. Hoysradt

Item 6.	Investments

(a)	Not applicable

(b)	Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Adviser’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•	The Adviser recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

•	Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser recommends voting proxies in a manner consistent with the Voting Guidelines.

•	To avoid material conflicts of interest, the Adviser applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Adviser will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Adviser also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Adviser examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Adviser then presents its recommendations to an executive officer of the Registrant, who either approves the Adviser’s recommendation or determines if the Registrant will vote its proxy in a different way. The Adviser retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Adviser’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science of the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently

Fund Manager of the SISF Small & Mid Cap Fund, the Schroder (CH) Swiss Small Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2017:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	78,607,945	1	50,626,059
Other Accounts	3	751,675,368	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	1,058,604,018	1	60,182,894
Other Accounts	4	575,115,443	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

On December 4, 2017, the Fund announced a stock repurchase program effective for 2018. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2017. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Item 10.	Submission Of Matters To A Vote Of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11.	Controls And Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Not applicable.

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
March 2, 2018

By:	/s/ David Marshall
David Marshall
Treasurer and Principal Financial Officer
March 2, 2018